SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 27, 2015
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CUSTOMERS BANCORP, INC.
(Exact Name of Registrant as specified in its charter)

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Pennsylvania	001-35542	27-2290659
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1015 Penn Avenue
Suite 103
Wyomissing PA 19610

Registrant's telephone number, including area code:  (610) 933-2000

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On January 27, 2015, Customers Bancorp, Inc. (the “Company”)  issued a press release announcing unaudited financial information for the quarter ended December 31, 2014, a copy of which is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01.  Regulation FD.

The Company has posted to its website a slide presentation which is attached hereto as Exhibit 99.2 and incorporated into this Item 7.01 by reference.

The information in this Current Report on Form 8-K, including Exhibits 99.1 and  99.2 attached hereto and incorporated by reference into Items 2.02 and 7.01, respectively, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including the exhibits attached hereto, shall not be deemed incorporated by reference into any of the Company’s reports or filings with the SEC, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing. The information in this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description
Exhibit 99.1	January 27, 2015 Press Release
Exhibit 99.2	Slides

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CUSTOMERS BANCORP, INC.

	By:	/s/ Robert E. Wahlman
	Name:	Robert E. Wahlman
	Title:	Executive Vice President
and Chief Financial Officer

Date: January 27, 2015

EXHIBITS INDEX

Exhibit	Description
Exhibit 99.1	January 27, 2015 Press Release
Exhibit 99.2	Slides